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                                                                    EXHIBIT 23.1



                               Arthur Anderson LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our report dated June 1, 1998 included in PharmaPrint Inc. and Subsidiary's Form 10-KSB for the year ended March 31, 1998 and to all references to our Firm in this registration statement.

                                                     /s/ ARTHUR ANDERSEN  LLP
                                                     ---------------------------
                                                     ARTHUR ANDERSEN  LLP

Orange County, CA
May 14, 1999